Exhibit 10.19

Eleventh Amended and Restated Rent Supplement

(ERCOT Transmission Lease)

February 26, 2019

This Eleventh Amended and Restated Rent Supplement (this “Eleventh Amended Supplement”) between Sharyland Distribution & Transmission Services, L.L.C. (“Lessor”) and Sharyland Utilities, L.P. (“Lessee”) is executed and delivered on February 26, 2019 to memorialize supplements to the ERCOT Transmission Lease (as defined below), effective as of January 1, 2019. Capitalized terms used herein that are not otherwise defined will have the meanings assigned to them in the ERCOT Transmission Lease.

WHEREAS, Lessor and Lessee are Parties to a Lease Agreement (ERCOT Transmission Assets) dated December 1, 2014 (as amended from time to time in accordance with its terms, the “ERCOT Transmission Lease”);

WHEREAS, on December 31, 2018, the Parties executed a Tenth Amended and Restated Rent Supplement (ERCOT Transmission Lease) effective as of January 1, 2019 (the “Tenth Amended Supplement”);

WHEREAS, the Incremental CapEx for 2018 was different than expected by the Tenth Amended Supplement, and the Parties wish to effect a Rent Validation (as set forth in Section 3.2(c) of the ERCOT Transmission Lease) and to amend and restate the Tenth Amended Supplement to memorialize the effect of such difference; and

WHEREAS, as a result of this Rent Validation, a one-time payment set forth below is owed by Lessor and will be paid within 30 days after execution hereof.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree to the following:

1.The Tenth Amended Supplement is hereby amended and restated in its entirety as set forth below.

2.The ERCOT Transmission Lease, except as supplemented by this Eleventh Amended Supplement, shall remain in full force and effect.

Incremental CapEx:
	2014	$ 18,470,677
	2015	$ 22,517,350
	2016 2017	$ 9,050,252 $ 4,217,866
	2018	$ 0#
	2019	$ 4,861,790*

# Represents the “validated” aggregate amount of 2018 Incremental CapEx, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the ERCOT Transmission Lease, and, as part of this Rent Validation, the Parties have restated the aggregate amount of 2018 Incremental CapEx placed in-service, consisting of (i) the amount of 2018 Incremental CapEx placed in service as of the balance sheet date reflected in Lessee’s first 2018 Regulatory Order (“First 2018 CapEx”); (ii) the amount of 2018 Incremental CapEx placed in service as of the balance sheet date reflected in Lessee’s second 2018 Regulatory Order (“Second 2018 CapEx”); and (iii) the amount of 2018 Incremental CapEx placed in service throughout the remainder of 2018 (“2018 Stub-Year CapEx”), together with the weighted average in-service dates of 2018 Incremental

ERCOT Transmission Lease

CapEx and the effective dates for the first and second 2018 Regulatory Orders. A “Regulatory Order” is defined as either (i) the PUCT’s approval of Lessee’s application for updated wholesale transmission rates or (ii) final resolution or settlement of a rate case applicable to Lessee’s transmission rates. The aggregate amount of 2018 Incremental CapEx has been restated to $0. The aggregate amount of estimated 2018 Incremental CapEx included in the Tenth Amended Supplement was $759,766. The Parties placed in service $0 of First 2018 CapEx, which was included in the first 2018 Regulatory Order that became effective on June 1, 2018; $0 of Second 2018 CapEx, which was included in the second 2018 Regulatory Order that became effective on July 23, 2018; and $0 of 2018 Stub-Year CapEx, which has not yet been included in a Regulatory Order. The amount of First 2018 CapEx included in the Tenth Amended Supplement was $0, the amount of Second 2018 CapEx included in the Tenth Amended Supplement was $0 and the aggregate amount of 2018 Stub-Year CapEx included in the Tenth Amended Supplement was $759,766. As set forth in the Tenth Amended Supplement, the Parties expected the First 2018 CapEx, Second 2018 CapEx and 2018 Stub-Year CapEx, collectively, to have a weighted average in-service date of November 1, 2018. As set forth in the Tenth Amended Supplement, the Parties expected the first 2018 Regulatory Order to be effective on June 1, 2018, the second 2018 Regulatory Order to be effective on September 1, 2018 and the first 2019 Regulatory Order to be effective on May 1, 2019.

* Represents the aggregate amount of Incremental CapEx that the Parties expect to be placed in service in 2019, with an expected weighted average in-service date of September 1, 2019 (“2019 CapEx”). Rent supplements with respect to this Incremental CapEx were agreed to and memorialized as part of the Tenth Amended Supplement.

Lessee CapEx:
2014	$ 0
2015	$ 0
2016	$ 0
2017	$ 0
2018	$ 0
2019	$ 0

Base Rent:
	2014	$ 484,276
	2015	$2,477,452
	2016	$4,601,290
	2017	$4,855,027
	2018	$5,056,079#
	2019	$4,913,792 *
	2020	$5,009,223 **
	2021	$5,137,856
	2022	$4,953,660

# Represents the “validated” amount of 2018 Base Rent, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the ERCOT Transmission Lease, and, as part of this Rent Validation, the amount of 2018 Base Rent has been restated. The amount of 2018 Base Rent included in the Tenth Amended Supplement was $5,056,079, comprised of 2018 Base Rent payments of (i) $421,208 on the 15th day of each month beginning on March 15, 2018 through July 15, 2018 (with respect to January 2018 through May 2018); (ii) $421,434 on the 15th day of each month beginning on August 15, 2018 through October 15, 2018 (with respect to June 2018 through August 2018), with the increase in monthly Base Rent reflecting 2017 Stub-Year CapEx and First 2018 CapEx and commencing June 1, 2018, which was the expected effective date of Lessee’s first 2018 Regulatory Order; and (iii) $421,434 on the 15th day of each month beginning on November 15, 2018 through February 15, 2019 (with respect to September 2018 through December 2018),

ERCOT Transmission Lease

with the increase in monthly Base Rent reflecting Second 2018 CapEx and commencing September 1, 2018, which was the expected effective date of Lessee’s second 2018 Regulatory Order.

* Lessee will make a 2019 Base Rent payment of $406,435 on the 15th day of each month beginning on March 15, 2019 through May 15, 2019 (with respect to January 2019 through March 2019). Lessee will then make a 2019 Base Rent payment of $406,435 on the 15th day of each month beginning on June 15, 2019 through September 15, 2019 (with respect to April 2019 through July 2019), with the increase in monthly Base Rent reflecting, in part, 2018 Stub-Year CapEx and commencing April 1, 2019, which is the expected effective date of Lessee’s first 2019 Regulatory Order. Lessee will then make a 2019 Base Rent payment of $413,749 on the 15th day of each month beginning on October 15, 2019 through February 15, 2020 (with respect to August 2019 through December 2019).

** Lessee will make a 2020 Base Rent payment of $399,319 on the 15th day of each month beginning on March 15, 2020 through September 15, 2020 (with respect to January 2020 through July 2020). Lessee will then make a 2020 Base Rent payment of $442,798 on the 15th day of each month beginning on October 15, 2020 through February 15, 2021 (with respect to August 2020 through December 2020).

Percentage Rent Percentages:
	2014	35.8%
	2015	35.1%
	2016	31.1%
	2017	28.2%
	2018	27.2%#
	2019	26.2%
	2020	25.3%
	2021	24.4%
	2022	23.5%

# Represents the “validated” percentage applicable to 2018 Percentage Rent, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the ERCOT Transmission Lease and, as part of this Rent Validation, the 2018 percentage has been restated. The 2018 percentage included in the Tenth Amended Supplement was 27.2% (i.e., even though the percentage has not changed it has been “validated” pursuant to this Rent Validation).

Annual Percentage Rent
Breakpoints:
	2014	$ 484,276
	2015	$2,477,452
	2016	$4,664,546
	2017	$4,879,227
	2018	$5,056,079#
	2019	$4,877,226*
	2020	$4,704,652*
	2021	$4,540,218*
	2022	$4,378,778*

# Represents the “validated” 2018 Annual Percentage Rent Breakpoint, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the ERCOT Transmission Lease, and, as part of this Rent Validation, the 2018 Annual Percentage Rent Breakpoint has been restated. The 2018 Annual Percentage Rent Breakpoint included in the Tenth Amended Supplement was $5,056,079.

ERCOT Transmission Lease

* The 2019-2022 Annual Percentage Rent Breakpoints reflect the assumptions set forth above regarding the timing of the first 2019 Regulatory Order, as well as the amount of 2018 Stub-Year CapEx and 2019 CapEx.

Revenues Attributable to
Lessee CapEx:
	2014	$ 0
	2015	$ 0
	2016	$ 0
	2017	$ 0
	2018	$ 0
	2019	$ 0
	2020	$ 0
	2021	$ 0
	2022	$ 0

Validation Payment:  As a result of the validation described above, pursuant to Section 3.2(c) of the ERCOT Transmission Lease, Lessor will pay Lessee $5,711, within 30 days following execution hereof, all of which is attributable to the validation of Percentage Rent.

TCOS Allocation:	before October 3, 2014: 0%
between October 3, 2014 and March 31, 2015: 2.1%
between April 1, 2015 and October 31, 2015: 2.1%
between November 1, 2015 and June 12, 2016: 3.6%
between June 13, 2016 and September 22, 2016: 4.1%
between September 23, 2016 and April 13, 2017: 3.6%
between April 14, 2017 and October 25, 2017: 3.6%
between October 26, 2017 and November 9, 2017: 3.7%
between November 10, 2017 and May 31, 2018: 2.9%
between June 1, 2018 and July 31, 2018: 2.9%
between July 23, 2018 and March 31, 2019: 2.8%
between April 1, 2019 and July 31, 2019: 2.7%
between August 1, 2019 and July 31, 2020: 2.6%
starting August 1, 2020: 2.6%

Term of Rent Supplement:Expires 12/31/22

ERCOT Transmission Lease

The Parties have executed this Eleventh Amended Supplement to the ERCOT Transmission Lease as of the date set forth above.

SHARYLAND UTILITIES, L.P.

By:	/s/ Greg Wilks
Name:	Greg Wilks
Title:	Chief Financial Officer

SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C.

By:	/s/ Brant Meleski
Name:	Brant Meleski
Title:	Chief Financial Officer

ERCOT Transmission Lease